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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 15, 1996

                           TRANSICSCO INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)

  DELAWARE                          1-9051                       94-2989345
(State or Other                  (Commission                   (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)


601 CALIFORNIA STREET, SAN FRANCISCO, CA                           94108
(Address of Principal Executive Office)                          (Zip Code)


Registrant's telephone number, including area code:   (415) 477-9700


________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         On January 15, 1996, Transcisco Industries, Inc. announced the resumption of "equity accounting" for its investment in SFAT, Russia's largest private rail transportation services company. The foregoing is more fully described in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         The following is filed as part of this report:

                  99.1 Transcisco Industries, Inc. press release dated January 15, 1996.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


Date:  January 17, 1996    Signed by:     /s/ Gregory Saunders

                                       -----------------------------------------
                           Name:       Gregory Saunders

                           Title:      Vice President and Controller


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                                EXHIBIT INDEX

Exhibit No.
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   99.1      Transcisco Industries, Inc. press release dated January 15, 1996.